Janus Investment Fund

Janus Henderson Strategic Income Fund

Supplement dated March 19, 2019

to Currently Effective Prospectuses

On March 12, 2019, the Board of Trustees (the “Trustees”) of Janus Henderson Strategic Income Fund (the “Fund”) approved a proposal to change the name of the Fund to Janus Henderson Developed World Bond Fund. In connection with this change, the Trustees also approved changes to the Fund’s 80% investment policy, as detailed below:

Current 80% Investment Policy	New 80% Investment Policy
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing securities including foreign investment grade debt (including developed market government bonds), international and domestic high yield debt (including lower-quality securities, “high yield” or “junk bonds”), U.S. investment grade corporate debt, U.S. government debt securities, and floating rate notes (“FRNs”).	The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds or other income-producing debt-related securities from developed countries.

These changes are intended to better reflect the Fund’s global portfolio composition and strategy and are not expected to result in a material change to the way that the Fund is currently managed. The Fund will continue to seek an investment objective of total return through current income and capital appreciation. These changes will be effective on or about May 30, 2019.

In response to the above change, effective on or about May 30, 2019, the Prospectuses for the Fund are amended as follows:

1.	The Fund’s name is changed to Janus Henderson Developed World Bond Fund.

2.	Under “Principal Investment Strategies” in the Fund Summary section of the Fund’s Prospectuses, the following replaces the first paragraph in its entirety:

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in bonds or other income-producing debt-related securities from developed countries. The Fund considers “developed countries” to include, but not be limited to, those countries characterized as developed by the MSCI World Index, including the United States, United Kingdom, Canada, Australia, Sweden, Denmark, Japan, Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal, and Spain, or such other countries as the portfolio managers deem to be developed.

The bonds in which the Fund may invest include foreign investment grade debt (including developed market government bonds), international and domestic high yield debt (including lower-quality securities, “high yield” or “junk bonds”), U.S. investment grade corporate debt, U.S. government debt securities, and floating rate notes (“FRNs”). The Fund may also invest in dividend-paying equity securities of companies domiciled in the United States or abroad. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions. Under normal circumstances, the portfolio managers intend to invest at least 40% of the Fund’s net assets outside of the

United States and in at least three different countries. A security is deemed to originate in a country if one or more of the following tests are met: (i) the company is organized in, or its primary business office or principal trading market of its equity are located in, the country, (ii) a majority of the company’s assets are located in the country, or (iii) a majority of the company’s revenues are derived from the country.

3.	Under “Principal Investment Strategies” in the Fund Summary section of the Fund’s Prospectuses, the following replaces the eighth paragraph in its entirety:

Securities in which the Fund may invest include: all types of bonds, debentures, mortgage-related and other asset-backed securities, investment grade debt securities, high yield securities, U.S. Government securities, foreign securities, derivatives, subordinated bank debt, private placements, preferred stocks, collective investment schemes, domestic or foreign floating rate senior secured syndicated bank loans, floating rate unsecured loans, and other floating rate bonds, loans and notes. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate (“LIBOR”) or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. The Fund has no specific range with respect to the duration of the fixed-income securities it may invest in and may invest in any credit quality. The Fund also may invest up to 20% of its net assets in equity and equity-related securities such as convertibles and debt securities with warrants and may invest up to 15% of its net assets in illiquid securities. While the Fund has no policy limiting the currency in which foreign securities may be denominated, the Fund seeks to hedge its non-dollar investments back to the U.S. dollar.

Please retain this Supplement with your records.

Janus Investment Fund

Janus Henderson Strategic Income Fund

Supplement dated March 19, 2019

to Currently Effective Statement of Additional Information

On March 12, 2019, the Board of Trustees (the “Trustees”) of Janus Henderson Strategic Income Fund (the “Fund”) approved a proposal to change the name of the Fund to Janus Henderson Developed World Bond Fund.

In response to the above change, effective on or about May 30, 2019, the statement of additional information for the Fund is amended as follows:

1.	The Fund’s name is changed to Janus Henderson Developed World Bond Fund.

Please retain this Supplement with your records.